December 3, 2012
DAHLMAN ROSE & CO.
ULTIMATE OIL SERVICES AND E&P CONFERENCE
Joseph M. Bennett
Executive Vice President and
Chief Investor Relations Officer
Jeffrey M. Platt
President and CEO
Exhibit 99.1

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
2
In accordance with the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, volatility in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending in the energy industry for offshore exploration, field development and production; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty in accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight;
and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risk factors as well as other information contained in this report.
Fax:
504.566.4580
Web:
www.tdw.com connect@tdw.com
Phone:
504.568.1010
•
•
Email:

KEY TAKEAWAYS
KEY TAKEAWAYS
KEY TAKEAWAYS
•
Focus on safety, compliance & operating excellence
•
“The Tide is Turning”– improved working rig count is
positively impacting deepwater and jackup support
vessels globally
•
History of earnings growth and solid returns
•
Unmatched scale and scope of operations
•
World’s largest and newest fleet provides basis for
continued earnings growth
•
Strong balance sheet allows us to continue to act upon
available opportunities

SAFETY RECORD RIVALS
LEADING COMPANIES
SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
TOTAL RECORDABLE INCIDENT RATES
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
2002 2003
2004 2005
2006
2007
2008 2009
2010 2011
CALENDAR YEARS
TIDEWATER DOW CHEMICAL CHEVRON EXXON/MOBIL

WORKING OFFSHORE RIG TRENDS
WORKING OFFSHORE RIG TRENDS
WORKING OFFSHORE RIG TRENDS
Floaters
Jackups
Prior peak (summer 2008)
Source: ODS-Petrodata
Note:  45 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 643 in November 2012.
354
244
400
350
300
250
200
150
100
50
0
1/04 7/04 1/05 7/05 1/06 7/06 1/07 7/07 1/08 7/08 1/09 7/09 1/10 7/10 1/11 7/11 1/12 7/12

Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
November
2012
Working Rigs
603 538 643
Rigs Under
Construction
186 118 199
OSV Global
Population
2,033 2,599 2,820
OSV’s Under
Construction
736 367 441
OSV/Rig Ratio
3.37 4.83 4.39
DRIVERS OF OUR BUSINESS
“Peak to Present”
DRIVERS OF OUR BUSINESS
DRIVERS OF OUR BUSINESS
“Peak to Present”
“Peak to Present”

Source: ODS-Petrodata and Tidewater
As of November 2012, there are approximately 441 additional AHTS and
PSV’s (~16% of the global fleet) under construction.
Global fleet estimated at 2,820 vessels, including 471 vessels that are
30+ yrs old (17%), and another 271 vessels that are 25-29 yrs old (9%)
300
250
200
150
100
50
0
1965 1970 1975 1980 1985 1990 1995
2000
2005
2010
THE WORLDWIDE OSV FLEET – RETIREMENTS
EXPECTED TO EXCEED NEW DELIVERIES
THE WORLDWIDE OSV FLEET –
THE WORLDWIDE OSV FLEET –
RETIREMENTS
RETIREMENTS
EXPECTED TO EXCEED NEW DELIVERIES
EXPECTED TO EXCEED NEW DELIVERIES
(Includes AHTS and PSV’s only) Estimated as of  November 2012
Vessels > 25 years old today

TIDEWATER’S ACTIVE FLEET
TIDEWATER’S ACTIVE FLEET
TIDEWATER’S ACTIVE FLEET
Year Built
Deepwater vessels
Towing Supply/Supply Other vessels
221 “New” vessels – 5.5 avg yrs
39 “Traditional” vessels – 27.5 avg yrs
8
35
30
25
20
15
10
5
0
1970 1975 1980 1985 1990 1995 2000 2005 2010
as of  September 30, 2012

VESSEL POPULATION BY OWNER
VESSEL POPULATION BY OWNER
VESSEL POPULATION BY OWNER
Source: ODS-Petrodata and Tidewater
Tidewater AHTS and PSV fleet includes 172 vessel additions since 2000
(AHTS and PSV’s only) – Estimated as of November 2012
400
300
200
100
0
9
253
148
114
75
66
62
5
Tidewater
Competitor #1
Competitor #2 Competitor #3
Competitor #4
Competitor # 5
Avg.
All Others (2,102 total
vessels for
370+ owners)

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity       4.3%          7.2% 12.4% 18.9%         18.3% 19.5%         11.4%         5.0%
4.3%
Adjusted EPS**
Adjusted EPS**
HISTORY OF EARNINGS GROWTH
AND SOLID THROUGH-CYCLE RETURNS
HISTORY OF EARNINGS GROWTH
HISTORY OF EARNINGS GROWTH
AND SOLID THROUGH-CYCLE RETURNS
AND SOLID THROUGH-CYCLE RETURNS
$8.00
$6.00
$4.00
$2.00
$0.00
Fiscal
2004
Fiscal
2005
Fiscal
2006
Fiscal
2007
Fiscal
2008
Fiscal
2009
Fiscal
2010
Fiscal
2011
Fiscal
2012
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13

GLOBAL STRENGTH
GLOBAL STRENGTH
GLOBAL STRENGTH
Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
Strength of International business complements U.S.
activity
Secular growth
Longer contracts
Better utilization
Higher day rates
Solid customer base of NOC’s and IOC’s

MENA
37(14%)
Americas
66(26%)
SS Africa/Europe
128(49%)
Asia/Pac
29(11%)
Vessel Distribution by Region
OUR GLOBAL FOOTPRINT
OUR GLOBAL FOOTPRINT
OUR GLOBAL FOOTPRINT
In 2Q FY 2013, ~8% of vessel revenue was generated in the U.S. by < 15 vessels; however, ~20 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM.

(excludes stacked vessels – as of 9/30/12)

Vessel Count (2)
Total Cost (2)
Deepwater PSVs 78 $1,866m
Deepwater AHTSs 11 $358m
Towing Supply/Supply 106 $1,564m
Other 57 $289m
TOTALS: 252 $4,077m
(1)
.
At 9/30/12, 222 new vessels were in our fleet with ~5.6 year average age
Vessel Commitments
Jan. ’00 – September ‘12
(1) $3,592m (88%) funded through 9/30/12
THE LARGEST MODERN OSV FLEET
IN THE INDUSTRY….
THE LARGEST MODERN OSV FLEET
THE LARGEST MODERN OSV FLEET
IN THE INDUSTRY….
IN THE INDUSTRY….
(2) Vessel count and total cost is net of 23 vessel dispositions ($217m of original cost, sold for a total of $252m)

Count
Deepwater PSVs 19
Deepwater AHTSs -
Towing Supply/Supply 4
Other 7
Total 30
Vessels Under Construction*
As of September 30, 2012
* Includes 2 new vessel purchase commitments at 9/30/12
Estimated delivery schedule – 8 remaining in FY ‘13, 11 in FY ‘14 and 11 thereafter.
CAPX of $142m remaining in FY ‘13, $174m in FY ‘14 and $169m in FY ’15.
…. AND MORE TO COME
…. AND MORE TO COME
…. AND MORE TO COME

Over a 13-year period, Tidewater has invested $4.1 billion in CapEx($3.6 billion in the “new” fleet), and paid out ~$1 billion through dividends and share repurchases.  Over the same period,
CFFO and proceeds from dispositions were $3.6 billion and $732 million, respectively
$ in millions
CFFO
Fiscal Year
FLEET RENEWAL & EXPANSION
FUNDED BY CFFO THROUGH FISCAL 2012
FLEET RENEWAL & EXPANSION
FLEET RENEWAL & EXPANSION
FUNDED BY CFFO THROUGH FISCAL 2012
FUNDED BY CFFO THROUGH FISCAL 2012

CAPX Dividend Share Repurchase

As of September 30, 2012
Cash & Cash Equivalents $137 million
Total Debt $890 million
Shareholders Equity $2,520 million
Net Debt / Net Capitalization 23%
Total Debt / Capitalization 26%
~$590 million of available liquidity as of 9/30/12, including $450 million of unused capacity under committed bank credit facilities.
STRONG FINANCIAL POSITION PROVIDES
STRATEGIC OPTIONALITY
STRONG FINANCIAL POSITION PROVIDES
STRONG FINANCIAL POSITION PROVIDES
STRATEGIC OPTIONALITY
STRATEGIC OPTIONALITY

Total Revenue and Margin
Fiscal 2008 – 2013
Total Revenue and Margin
Total Revenue and Margin
Fiscal 2008 –
Fiscal 2008 –
2013
2013
$300 million
$150 million
50.0%
Prior peak period (FY2009)
averaged quarterly revenue of
$339M,
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $174M at 51.3%
Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses.
Vessel revenue and operating margin for Q4-12 through Q2-13 adjusted for retroactive rate increases recognized in Q2-13.

New Vessel Trends by Vessel Type
Deepwater PSVs
New Vessel Trends by Vessel Type
New Vessel Trends by Vessel Type
Deepwater PSVs
Deepwater PSVs
$120 million, or 40%, of Vessel Revenue in Q2 Fiscal 2013
Q2 Fiscal 2013
Avg Day Rate: $27,034
Utilization: 84.6%

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

New Vessel Trends by Vessel Type
Deepwater AHTS
New Vessel Trends by Vessel Type
New Vessel Trends by Vessel Type
Deepwater AHTS
Deepwater AHTS
$24 million, or 8%, of Vessel Revenue in Q2 Fiscal 2013
Q2 Fiscal 2013
Avg Day Rate: $29,331
Utilization: 79.3%

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
New Vessel Trends by Vessel Type
New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
Towing Supply/Supply Vessels
$113 million, or 37%, of Vessel Revenue in Q2 Fiscal 2013
Q2 Fiscal 2013
Avg Day Rate: $13,877
Utilization: 87.6%

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

POTENTIAL FOR FUTURE
EARNINGS ACCELERATION
POTENTIAL FOR FUTURE
POTENTIAL FOR FUTURE
EARNINGS ACCELERATION
EARNINGS ACCELERATION
Average Day rates
$16,246*
$17,871
(+ 10%)
$19,658
(+ 10%)
84.7%*
85.0%
90.0%
272 vessel assumption (222 current new vessels + 30 under construction + 20 additional new vessels next  year).
* 9/30/12 quarterly actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions
~$445M+
EBITDA
+$560M
EBITDA
+$800M
EBITDA
Actual Avg Qtrly Day rates
6/30/11    $14,291
6/30/12    $16,246
21
~$10.40
EPS
~$6.10
EPS
~$4.20
EPS

December 3, 2012 DAHLMAN ROSE & CO. ULTIMATE OIL SERVICES AND E&P CONFERENCE Joseph M. Bennett Executive Vice President and Chief Investor Relations Officer Jeffrey M. Platt President and CEO

APPENDIX APPENDIX APPENDIX 23

Vessel Revenue ($)
Average Fleet Count
NEW FLEET DRIVING RESULTS
NEW FLEET DRIVING RESULTS
NEW FLEET DRIVING RESULTS
218
Average New Vessels in Q2 2013
$302 million
Vessel Revenue in Q2 2013
(92% from New Vessels)
Note:  Vessel revenue for Q4-12 through Q2-13 adjusted for retroactive rate increases recognized in Q2-13.

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
CYCLICAL UPTURN
SHOULD DRIVE MARGIN EXPANSION
CYCLICAL UPTURN
CYCLICAL UPTURN
SHOULD DRIVE MARGIN EXPANSION
SHOULD DRIVE MARGIN EXPANSION
$126 million
Vessel Margin in Q2
FY2013 (95% from New Vessels)
Q2 FY2013 Vessel Margin:
42%
Note:  Vessel cash operating margin for Q4-12 through Q2-13 adjusted for retroactive rate increases recognized in Q2-13.

90% 80% 70% Americas Asia/Pac MENA Sub Sah Africa 60% 50% 40% VESSEL UTILIZATION BY SEGMENT VESSEL UTILIZATION BY SEGMENT VESSEL UTILIZATION BY SEGMENT 26 30%

Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates.
Americas Asia/Pac MENA
Sub Sah Africa
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
6/09 9/09 12/09 3/10 6/10 9/10
12/10
3/11
6/11
9/11
12/11
3/12
6/12
9/12
27
VESSEL DAYRATES BY SEGMENT
VESSEL DAYRATES BY SEGMENT
VESSEL DAYRATES BY SEGMENT

Our top 10 customers in Fiscal 2012 (4 Super Majors,
3 NOC’s and 3 IOC’s) accounted for 59% of our revenue
Others
42%
Super Majors
35%
NOC's
23%
28
CURRENT REVENUE MIX
Quality of Customer Base
CURRENT REVENUE MIX
CURRENT REVENUE MIX
Quality of Customer Base
Quality of Customer Base

Other Operators Top 10 Customers
Tidewater’s top 10 customers contract ~20% of the working worldwide jackup fleet and ~51% of the working worldwide floater fleet
Jackups
(354 Working Rigs)
Floater Rigs
(244 Working Rigs)
70
284
125
Source: ODS-Petrodata and Tidewater
Other Operators
Top 10 customers
119
(Estimated as of November 2012)
29
RIGS CONTRACTED BY OUR
TOP 10 CUSTOMERS
RIGS CONTRACTED BY OUR
RIGS CONTRACTED BY OUR
TOP 10 CUSTOMERS
TOP 10 CUSTOMERS

Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results
30
FINANCIAL STRATEGY FOCUSED
ON CREATING LONG-TERM
SHAREHOLDER VALUE
FINANCIAL STRATEGY FOCUSED
FINANCIAL STRATEGY FOCUSED
ON CREATING LONG-TERM
ON CREATING LONG-TERM
SHAREHOLDER VALUE
SHAREHOLDER VALUE